Exhibit 10.1

AMENDED AND RESTATED FIRST AMENDMENT TO LEASE
(Innovation Park)

THIS AMENDED AND RESTATED FIRST AMENDMENT TO LEASE (“First Amendment”) is made and entered into as of the 25th day of October, 2021, by and between IQHQ-4 CORPORATE, LLC, a Delaware limited liability company (“Landlord”) and ONCORUS, INC., a Delaware corporation (“Tenant”).

R E C I T A L S:

A. Landlord and Tenant entered into that certain Lease Agreement entered into as of December 29, 2020 (the “Lease”), whereby Landlord leased to Tenant and Tenant leased from Landlord certain premises located in the South Building (such building includes Pods 3, 4 and 5) (“Building”) of the project (“Project”) now known as Innovation Park @ 4 Corporate Drive whose address is 4 Corporate Drive, Andover, Massachusetts, all as more particularly described in the Lease.

B. Landlord and Tenant agree that certain First Amendment to Lease dated July 7, 2021 (“July Amendment”) unintentionally included the incorrect set of Approved Base Building Plans as Exhibit “A”. As such, Landlord and Tenant agree that (i) the July Amendment is null and void, and (ii) this First Amendment amends and restates the July Amendment and is deemed effective as of July 7, 2021 (“Effective Date”).

C. By this First Amendment, Landlord and Tenant desire to: (i) confirm the Delivery Date under the Lease, (ii) modify the scope of Base Building Improvements to include the Elevator Work (as defined in Section 3 below), (iii) extend the Estimated Base Building Work Completion Date and (iv) to otherwise modify the Lease as provided herein.

D. Unless otherwise defined herein, capitalized terms as used herein shall have the same meanings as given thereto in the Lease.

NOW, THEREFORE, in consideration of the foregoing recitals and the mutual covenants contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

A G R E E M E N T:

1. The Premises. Landlord and Tenant hereby agree that pursuant to the Lease, Landlord currently leases to Tenant and Tenant currently leases from Landlord the Premises, as more particularly described in the Lease.

2. Delivery Date. The date upon which Landlord actually makes or made possession of the applicable portion(s) of the Premises available to Tenant (for Tenant to commence business or otherwise commence construction of the Improvements therein) is the “Delivery Date” with respect to such portion of the Premises. Landlord and Tenant hereby acknowledge and agree that the Delivery Date with respect to the entire Premises is January 1, 2021.

3. Base Building Improvements. Subsequent to the Lease, Tenant has requested that Landlord install an elevator in the Pod 5 Portion (as defined in the Lease) of the Premises. Landlord has agreed, using a contractor retained by Landlord pursuant to a guaranteed maximum price agreement to perform the work to install an elevator in the Pod 5 Portion of the Premises subject to the further terms and conditions set forth herein (the “Elevator Work”). The Elevator Work, in addition to the New Loading Dock and the Exterior Work, shall constitute part of the Base Building Improvements under Section 1.2.1 of Exhibit “D” attached to the Lease (the “Work Letter”). Accordingly, effective as of the Effective Date, all references to the “Base Building Improvements” in the Lease (including the Work Letter) shall mean and refer to the New Loading Dock, the Exterior Work and the Elevator Work. Landlord and Tenant hereby agree that Landlord will construct the Base Building Improvements in substantial accordance with the Approved Base Building Plans, which the parties hereto agree to be permit set dated March 29, 2021 prepared by CI Design, Inc. and [Linden Engineering Partners LLC] and attached as Exhibit “A” to this First Amendment, and otherwise in accordance with the Work Letter. For purposes of clarification, for purposes of Section 1.6.1 of the Work Letter, Tenant hereby approves the Approved Base Building Plans as attached hereto. However, Tenant's approval of the Approved Base Building Plans (as attached hereto) does not imply Tenant's review of the same for compliance with codes, laws, or like matters; the parties agreeing that Landlord is responsible for causing the Approved Base Building Plans to comply with and the New Loading Dock, the Exterior Work and the Elevator Work to be constructed in accordance with applicable codes and laws in effect as of the date the building permit for the same is obtained. Further, Tenant shall have the right to request and make revisions to the Approved Base Building Plans in accordance with and subject to the terms set forth in Section 1.6.1 of the Work Letter. Prior to the Effective Date, Landlord submitted and Tenant approved the Construction Pricing Proposal attached as Exhibit “C” to this First Amendment.

4. Estimated Base Building Work Completion Date. Tenant acknowledges and agrees that all of the actual delays in the substantial completion of the Base Building Improvements as a result of Tenant's request to include the Elevator Work as part of the Base Building Improvements shall constitute a Tenant Delay under Section 5.6.1.3 of the Work Letter. Landlord currently, as of the Effective Date, estimates that such additional time to substantially complete the Base Building Improvements will be approximately forty-five (45) days. However, the foregoing is a good faith estimate only and Tenant shall be responsible for the actual total number of days of delay to the substantial completion of the Base Building Improvements to the extent caused by and/or attributable to said request and performance of the same by Landlord in accordance with this Work Letter. Accordingly, the Estimated Base Building Work Completion Date is hereby extended from November 1, 2021 to December 15, 2021, as such date may be further extended by any Tenant Delay (including, but not limited to, the actual Tenant Delay resulting from including the Elevator Work as part of the Base Building Improvements) or by any Uncontrollable Delay (as defined in Section 5.6 of the Work Letter). Landlord shall use reasonable efforts to keep Tenant reasonably informed regarding any change to the Estimated Base Building Work Completion Date and the reason for such change.

5. Construction Schedule. The Construction Schedule (as defined in Section 1.8 of the Work Letter) for the Base Building Improvements is attached as Exhibit “B” to this First Amendment. Tenant hereby acknowledges and approves the same.

6. Brokers. Each party represents and warrants to the other that no broker, agent or finder negotiated or was instrumental in negotiating or consummating this First Amendment. Each party further agrees to defend, indemnify and hold harmless the other party from and against any claim for commission or finder's fee by any entity who claims or alleges that they were retained or engaged by the first party or at the request of such party in connection with this First Amendment.

7. Slip Page. Landlord and Tenant acknowledge and agree that, on December 31, 2020, the parties agreed, via electronic mail, to utilize the slip page attached hereto as Exhibit “D” to revise Section 30(s). The parties further agree that, for the purposes of said slip page only, approval via electronic mail was sufficient to formally make such revisions notwithstanding anything in the Lease to the contrary (including, without limitation Section 30(a)), and such revisions to Section 30(s) shall be deemed effective as of December 29, 2020.

8. No Further Modification. Except as set forth in this First Amendment, all of the terms and provisions of the Lease shall remain unmodified and in full force and effect. Effective as of the Effective Date, all references to the “Lease” shall refer to the Lease as amended by this First Amendment.

9. Counterparts/Electronic Signature. This First Amendment may be executed in counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same agreement. This First Amendment may be executed by a party's signature transmitted electronically (including by DocuSign), and copies of this First Amendment executed and delivered by electronic means shall have the same force and effect as copies hereof executed and delivered with original wet signatures. All parties hereto may rely upon electronic signatures as if such signatures were original wet signatures. Any party executing and delivering this First Amendment by electronic means shall, if requested by the other party, promptly thereafter deliver a counterpart signature page of this First Amendment containing said party's original signature; provided, however, any failure to do so shall not affect the enforceability of this First Amendment. All parties hereto agree that a signature page executed and delivered by electronic means may be introduced into evidence in any proceeding arising out of or related to this First Amendment as if it were an original wet signature page.

[Signatures on following page]

IN WITNESS WHEREOF, this First Amendment has been executed as of the day and year first above written.

EXHIBIT “A”

APPROVED BASE BUILDING PLANS

[SEE ATTACHED]

EXHIBIT "A"

INNOVATION PARK
POD 5 LOADING DOCK

4 CORPORATE DRIVE
ANDOVER, MA 01810

ISSUED FOR PERMIT
MARCH 29, 2021

LOCUS PLAN

LOCUS

INDEX OF DRAWINGS

PROJECT TEAM

OWNER:

STRUCTURAL & ENVELOPE:

ARCHITECT:

STRUCTURAL & ENVELOPE:

Ci

INNOVATION PARK
POD 5 LOADING DOCK

TITLE SHEET,
LOCUS PLAN
AND DRAWING INDEX

T000

ARCHITECTURAL NOTES

DEVICE MOUNTING STANDARDS

ARCHITECTURAL NOTES

ROOM NAME AND NUMBERING

PARTITION TYPE SYMBOL

DOORS AND NUMBERING

WORK STATUS

PACKAGE 3

DETAIL SYMBOLS / REFERENCES

PLUMBING FIXTURES

ACCESSIBILITY MOUNTING STANDARDS

ARCHITECTURAL NOTES

POWER & DATA SYMBOLS

CEILING SYMBOLS & MATERIALS

ARCHITECTURAL NOTES

DRAWING ORGANIZATION

GENERAL NOTES

Ci

IOHO

wsp

INNOVATION PARK
POD 5 LOADING DOCK

ARCHITECTURAL NOTES, SYMBOLS, ACCESSIBILITY STD & ABBREVIATIONS

T001

SUMMARY & APPLICABLE CODES

ALTERATION SUMMARY

USE & OCCUPANCY CLASSIFICATION

GENERAL BUILDING HEIGHTS & AREAS

TYPES OF CONSTRUCTION

INTERIOR FINISHES

FIRE PROTECTION SYSTEMS

MEANS OF EGRESS

BUILDING ENVELOPE REQUIREMENTS

Ci

INNOVATION PARK
POD 5 LOADING DOCK

CODE SUMMARY

T002

ELEVATOR PIT PLAN D4

REFLECTED CEILING PLAN - ELEVATOR MACHINE ROOM D3

GWB-1 (2HR RATED CEILING) E2

ELEVATOR PIT LADDER D1

CONSTRUCTION PLAN GENERAL NOTES

CONSTRUCTION PLAN LEGEND

CONSTRUCTION PLAN KEY NOTES

PARTIAL GROUND FLOOR - CONSTRUCTION PLAN A1

Ci

IQHQ

wsp

INNOVATION PARK
POD 5 LOADING DOCK

GROUND FLOOR PLAN, ELEVATOR PIT & ELEVATOR MACH. RM. RCP

A100

PARTIAL LOW ROOF - CONSTRUCTION PLAN C3

EQUIPMENT SCHEDULE

	EQUIPMENT TYPE	SUPPLIER	DESCRIPTION
	[illegible]	[illegible]	[illegible]
	[illegible]	[illegible]	[illegible]
	[illegible]	[illegible]	[illegible]
	[illegible]	[illegible]	[illegible]
	[illegible]	[illegible]	[illegible]
	[illegible]	[illegible]	[illegible]
	[illegible]	[illegible]	[illegible]
	[illegible]	[illegible]	[illegible]
	[illegible]	[illegible]	[illegible]

ROOF PLAN GENERAL NOTES

[illegible]

CONSTRUCTION PLAN GENERAL NOTES

[illegible]

CONSTRUCTION PLAN LEGEND

[illegible]

CONSTRUCTION PLAN KEY NOTES

[illegible]

PARTIAL 1ST FLOOR - CONSTRUCTION PLAN A1

Ci

IQHQ

wsp

INNOVATION PARK
POD 5 LOADING DOCK

FIRST FLOOR PLAN

A101

PARTIAL ELEVATION @ NEW LOADING DOCK C1

DOCK STAIR SECTION A5

VERTICAL DOCK LEVELER SECTION A4

ELEVATOR SECTION @ MACHINE RM A2

ELEVATOR SECTION A1

ELEVATION GENERAL NOTES

ELEVATION KEY NOTES

Ci

IOHO

wsp

INNOVATION PARK
POD 5 LOADING DOCK

EXTERIOR ELEVATIONS

A500

1 CURTAIN WALL AT EXISTING WALL BASE

2 NEW STONE VENEER AT EXISTING PARAPET

3 STONE CLADDING AT BASE OF WALL

4 NEW TO EXISTING STONE VENEER

Ci

IQHQ

INNOVATION PARK
POD 5 LOADING DOCK

BUILDING ENCLOSURE DETAILS

A600

1 NEW STONE VENEER TO EXISTING CURTAIN WALL

2 NEW STONE VENEER AT LOADING DOCK DOOR JAMB

3 DOOR THERSHOLD

4 ROOF AT SAFETY BEAM OVERRUN

Ci

IQHQ

INNOVATION PARK
POD 5 LOADING DOCK

BUILDING ENCLOSURE DETAILS

A601

PARTITION TYPE SYMBOL LEGEND

GENERAL NOTES

PARTITION HEAD ATTACHMENT DETAIL (RATED)

PARTITION HEAD ATTACHMENT DETAIL (NON-RATED)

Ci

INNOVATION PARK
POD 5 LOADING DOCK

PARTITION TYPES

A900

JAMB DETAIL AT TYPICAL INTERIOR DOOR

HEAD DETAIL AT TYPICAL INTERIOR DOOR

HEAD DETAIL AT TYPICAL INTERIOR DOOR

DOOR SCHEDULE

DOOR							FRAME		RATING		REMARKS
[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]
[illegible]											
[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]
[illegible]											
[illegible]	[illegible]	[illegible]		[illegible]	[illegible]	[illegible]	[illegible]	[illegible]		[illegible]	[illegible]
[illegible]	[illegible]	[illegible]		[illegible]	[illegible]	[illegible]	[illegible]	[illegible]		[illegible]	[illegible]
[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]		[illegible]	[illegible]

HARDWARE SETS

[illegible]

DOOR TYPES

DOOR FRAME TYPES

Ci

IQHQ

wsp

INNOVATION PARK
POD 5 LOADING DOCK

DOOR SCHEDULE, TYPES, HARDWARE & DETAILS

A910

WALL MOUNTED HANDRAIL

GUARDRAIL w/ 24" HANDRAIL EXTENTION - BASE OF STAIR

GUARDRAIL w/ 12" HANDRAIL EXTENTION - TOP OF STAIR

GUARDRAIL w/HANDRAIL, MOUNTING SECTION

Ci

IQHQ

wsp

INNOVATION PARK
POD 5 LOADING DOCK

GUARDRAILS AND HANDRAILS

A911

LOW ROOF DEMOLITION PLAN C4

PARTIAL 1ST FLOOR - DEMOLITION PLAN C1

PARTIAL GROUND FLOOR - DEMOLITION PLAN A1

DEMOLITION PLAN GENERAL NOTES

DEMOLITION PLAN KEY NOTES

Ci

IOHO

wsp

INNOVATION PARK
POD 5 LOADING DOCK

DEMOLITION PLANS

AD100

Ci

IQHQ

INNOVATION PARK
POD 5 LOADING DOCK

GENERAL NOTES

S001

DEFINITIONS

[illegible]

REFERENCES

[illegible]

SOILS AND FOUNDATIONS-IBC 2015 SECTION 1705.6

[illegible]

STATEMENT OF SPECIAL INSPECTIONS

[illegible]

SCHEDULE OF INSPECTION AND TESTING AGENCIES

[illegible]

STATEMENT OF CONTRACTOR'S RESPONSIBILITY

[illegible]

QUALIFICATIONS OF INSPECTORS AND TESTING TECHNICIANS

[illegible]

CAST-IN-PLACE CONCRETE-IBC 2015 SECTION 1705.3

[illegible]

Ci

IQHQ

INNOVATION PARK
POD 5 LOADING DOCK

SPECIAL INSPECTIONS

S002

STRUCTURAL STEEL-IBC 2015 SECTION 1705.2.1

[illegible]

[illegible]	[illegible]			
	[illegible]	QC	QA	[illegible]
[illegible]	[illegible]	[illegible]	[illegible]	[illegible]

STRUCTURAL STEEL-IBC 2015 SECTION 1705.2.1

[illegible]

[illegible]	[illegible]			
	[illegible]	QC	QA	[illegible]
[illegible]	[illegible]	[illegible]	[illegible]	[illegible]

Ci

IQHQ

INNOVATION PARK
POD 5 LOADING DOCK

SPECIAL INSPECTIONS

S003

Ci

IQHQ

INNOVATION PARK
POD 5 LOADING DOCK

CONCRETE TYPICAL DETAILS

S010

1 REINFORCEMENT BENDS FOR CONCRETE

2 DEVELOPMENT LENGTH SCHEDULE FOR STRAIGHT BARS

3 REINFORCEMENT BENDS IN CONCRETE

4 HOOKED REINFORCEMENT DEVELOPMENT LENGTH SCHEDULE FOR CONCRETE

5 END HOOK TYPES

6 SAWCUTTING OF EXISTING CONCRETE

7 VERTICAL CONSTRUCTION JOINT

8 VERTICAL CONTROL JOINT

9 REINFORCING AROUND PIPE SLEEVES

10 PIPE SLEEVE THRU WALL

11 HORIZONTAL WALL REINFORCEMENT

1 SUMP PIT

2 SLAB-ON-GRADE DETAIL

3 CONTROL JOINT IN SLAB-ON-GRADE

4 STEPPED WALL FOOTING (SLOPED BOTTOM)

5 SLOPE BETWEEN FOOTINGS

6 CONDITIONS FOR PIPES BELOW GRADE

7 EXISTING SLAB-ON-GRADE REPLACEMENT

8 CAST IN PLACE CONCRETE STAIR

9 WALL UNDERPINNING - SOUTH WALL

Ci

IQHQ

INNOVATION PARK
POD 5 LOADING DOCK

CONCRETE TYPICAL DETAILS

S011

1 BASE/CAP PLATE SECTION

MINIMUM SIZE OF FILLET WELDS

[illegible]	[illegible]
[illegible]	[illegible]
[illegible]	[illegible]
[illegible]	[illegible]

2 WELD TABLE – MINIMUM SIZE OF FILLET WELDS

3 HSS POST OVER/UNDER BEAM DETAIL

4 FASTENING PATTERN FOR 2"-0" COMPOSITE METAL DECK

5 FASTENING PATTERN FOR 3" METAL ROOF DECK

8 INTERMEDIATE ELEVATOR RAIL SUPPORT

7 GUIDELINES FOR LOCATING (N) SLAB PENETRATIONS IN (E) FLOOR CONSTRUCTION

[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]

6 STANDARD BEAM TO BEAM CONNECTIONS

[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]

10 BEAM TO HSS POST CONNECTION DETAIL

Ci

IQHQ

INNOVATION PARK
POD 5 LOADING DOCK

STEEL TYPICAL DETAILS

S020

1 ROOF DECK EDGE SUPPORT

2 (E) BEAM TO GIRDER CONNECTION DETAIL

3 BEAM TO (E) GIRDER CONNECTION DETAIL

4 HSS POST SPLICE DETAIL

5 BOLTED BEAM-TO-BEAM GRAVITY MOMENT CONNECTION

Ci

IQHQ

INNOVATION PARK
POD 5 LOADING DOCK

STEEL TYPICAL DETAILS

S021

1 PARTIAL GROUND FLOOR PLAN
2 PARTIAL FIRST FLOOR FRAMING PLAN
3 PARTIAL LOW ROOF FRAMING PLAN
4 ELEVATOR OVERRUN ROOF FRAMING PLAN

Ci

IQHQ

INNOVATION PARK
POD 5 LOADING DOCK

PARTIAL FLOOR FRAMING PLANS

S100

1 SECTION
2 SECTION
3 SECTION
4 SECTION
5 SECTION
6 SECTION
7 SECTION
8 SECTION

Ci

IQHQ

INNOVATION PARK
POD 5 LOADING DOCK

SECTIONS

S200

1 SECTION

2 SECTION

3 DETAIL

Ci

IQHQ

INNOVATION PARK
POD 5 LOADING DOCK

SECTIONS

S201

N/F SUNSET ROCK, LLC
N/F WS NV FOUR ANDOVER TECH, LLC
N/F ANDOVER TECHNOLOGY PARTNERS, LLC
N/F ANDOVER APARTMENTS, LLC
N/F ANDOVER FIVE LLC
N/F MKS INSTRUMENTS, INC.
N/F LINCOLN ANDOVER LLC
N/F IQHQ-4 CORPORATE LLC
EXISTING TWO STORY BRICK BUILDING
EXISTING ONE & TWO STORY STONE, GLASS & METAL PANEL BUILDING
LOT 2
AREA = 765,680± S.F.
NEW COMMON DRAINAGE EASEMENT
NEW TREE EASEMENT
NEW WATER EASEMENT
NEW TRUCK LOADING AREA AND CO2 TANK SEE SHEETS 2, 3, 4 & 5
NEW GENERATOR ON CONC. PAD SEE SHEET 6
EXISTING POND
INTERSTATE ROUTE 93
COMMONWEALTH OF MASSACHUSETTS STATE HIGHWAY
SHATTUCK ROAD
CORPORATE DRIVE
(NO ACCESS)
LOCUS MAP
SITE
NOTES:
1. FOR NOTES, ABBREVIATIONS AND LEGEND SEE SHEET 2 OF 8.

DRAWING LIST:

SHEET 1 OF 8 LOCUS PLAN & DRAWING LIST
SHEET 2 OF 8 EXISTING CONDITIONS PLAN, ABBREVIATIONS & LEGEND
SHEET 3 OF 8 SITE DEMOLITION AND PREPARATION PLAN AND DETAILS
SHEET 4 OF 8 SITE LAYOUT PLAN AND DETAILS
SHEET 5 OF 8 SITE GRADING AND UTILITY PLAN AND DETAILS
SHEET 6 OF 8 GENERATOR PAD PLAN AND SITE DETAILS
SHEET 7 OF 8 SITE DETAILS AND SPECIFICATIONS
SHEET 8 OF 8 SPECIFICATIONS

LINDEN ENGINEERING PARTNERS LLC

PREPARED FOR:
IQHQ REAL ESTATE INVESTMENT TRUST
ATTN: MR. WILLIAM ASHTON
ONE BOSTON PLACE, 201 WASHINGTON STREET
BOSTON, MASSACHUSETTS 02108
TEL: (617) 314-2951

LOCUS PLAN & DRAWING LIST
TRUCK LOADING AREA AND SITE IMPROVEMENTS
FOUR CORPORATE DRIVE
ANDOVER, MASSACHUSETTS

SHEET 1 OF 8

INTERSTATE ROUTE 93
EXISTING ONE & TWO STORY
STONE, GLASS & METAL PANEL BUILDING
CRUSHED STONE APRON
SUN SHADE (TYP.)
CANOPY
STEEL PLATE
100 FT. WETLANDS
BUFFER ZONE
CONC. RAMP W/RAILINGS
CUT STONE FACED RET. WALL
CUT STONE
FACED RET. WALL
MULCH (TYP.)
50 FT. WETLANDS
SETBACK LINE
25 FT. WETLANDS
NO DISTURB ZONE
EXIST. UTILITY

IMPORTANT NOTES:

ABBREVIATIONS

LEGEND

PREPARED FOR:
IQHQ REAL ESTATE INVESTMENT TRUST
ATTN: MR. WILLIAM ASHTON
ONE BOSTON PLACE, 201 WASHINGTON STREET
BOSTON, MASSACHUSETTS 02108
TEL: (617) 314-7951

LINDEN ENGINEERING PARTNERS LLC

EXISTING CONDITIONS PLAN, ABBREVIATIONS & LEGEND
TRUCK LOADING AREA AND SITE IMPROVEMENTS
FOUR CORPORATE DRIVE
ANDOVER, MASSACHUSETTS

SHEET
2 OF 8

100 FT. WETLANDS BUFFER ZONE
EXISTING ONE & TWO STORY STONE, GLASS & METAL PANEL BUILDING
TBM-3
CONC. PAD
CONC. RAMP W/RAILINGS
CUT STONE FACED RET. WALL
CRUSHED STONE APRON
INTERSTATE ROUTE 93
EXIST. RESTR
A-22
A-21
A-20
A-18
A-17
A-14
TBM-2
MULCH
50 FT. WETLANDS SETBACK LINE
25 FT. WETLANDS NO DISTURB ZONE
100 FT. WETLANDS BUFFER ZONE
EXIST. UTILITY
PAVERS

PLAN
SECTION

CATCH BASIN INLET EROSION CONTROL

TYPICAL STRAW WATTLE EROSION CHECKS

STRAW BALE EROSION CHECKS

DEMOLITION AND PREPARATION NOTES:

[illegible]

TYPICAL TEMPORARY LIMIT OF WORK AND TREE PROTECTION FENCING

PREPARED FOR: IQHQ REAL ESTATE INVESTMENT TRUST, ATTN: MR. WILLIAM ASHTON, ONE BOSTON PLACE, 201 WASHINGTON STREET, BOSTON, MASSACHUSETTS 02108, TEL: (617) 314-7951	LINDEN ENGINEERING PARTNERS LLC
SITE DEMOLITION AND PREPARATION PLAN AND DETAILS, TRUCK LOADING AREA AND SITE IMPROVEMENTS, FOUR CORPORATE DRIVE, ANDOVER, MASSACHUSETTS	SHEET 3 OF 8

100 FT. WETLANDS BUFFER ZONE
EXISTING ONE & TWO STORY STONE, GLASS & METAL PANEL BUILDING
INTERSTATE ROUTE 93
CONC. PAD
CANOPY
CONC. RAMP
CUT STONE FACED RET. WALL
CUT STONE FACED RET. WALL
MULCH(TYP.)
50 FT. WETLANDS SETBACK LINE
25 FT. WETLANDS NO DISTURB ZONE
100 FT. WETLANDS BUFFER ZONE
EXIST. UTILITY

TYPICAL PAVEMENT AND PRECAST CONCRETE CURB DETAIL

TYPICAL CONCRETE WALKWAY/SLOPE DETAIL

CONCRETE WALK JOINT DETAILS

LAYOUT AND MATERIALS NOTES

LAYOUT AND MATERIALS LEGEND:

TYPICAL WOOD GUARD RAIL DETAIL

PREPARED FOR:
IQHQ REAL ESTATE INVESTMENT TRUST
ATTN: MR. WILLIAM ASHTON
ONE BOSTON PLACE, 201 WASHINGTON STREET
BOSTON, MASSACHUSETTS 02108
TEL: (617) 314-7951

LINDEN ENGINEERING PARTNERS LLC

SITE LAYOUT PLAN AND DETAILS
TRUCK LOADING AREA AND SITE IMPROVEMENTS
FOUR CORPORATE DRIVE
ANDOVER, MASSACHUSETTS

SHEET
4 OF 8

100 FT. WETLANDS BUFFER ZONE
CRUSHED STONE APRON
EXISTING ONE & TWO STORY STONE, GLASS & METAL PANEL BUILDING
#4 CORPORATE DRIVE SOUTH
INTERSTATE ROUTE 93
CONC. RAMP W/RAILINGS
CUT STONE FACED RET. WALL
TBM-3
TBM-2
A-22
129.8
A-21
131.2
A-20
131.6
A-19
131.3
A-17
134.1
A-14
133.0
50 FT. WETLANDS SETBACK LINE
25 FT. WETLANDS NO DISTURB ZONE
100 FT. WETLANDS BUFFER ZONE
EXIST. UTILITY
MULCH
PAVERS
CONC.

GRADING, DRAINAGE AND UTILITY NOTES:

TYPICAL TRENCH DETAIL FOR GAS SERVICE PIPE

TYPICAL UNDERGROUND SITE LIGHTING CONDUIT TRENCH DETAIL

TYPICAL LIGHT POLE BASE DETAIL

GRADING LEGEND:

TYPICAL HANDHOLE DETAIL

PREPARED FOR:
IQHQ REAL ESTATE INVESTMENT TRUST
ATTN: MR. WILLIAM ASHTON
ONE BOSTON PLACE, 201 WASHINGTON STREET
BOSTON, MASSACHUSETTS 02108
TEL: (617) 514-7951

LINDEN ENGINEERING PARTNERS LLC

SITE GRADING AND UTILITY PLAN AND DETAILS
TRUCK LOADING AREA AND SITE IMPROVEMENTS
FOUR CORPORATE DRIVE
ANDOVER, MASSACHUSETTS

SHEET
5 OF 8

123.8 (11/22/2002)
122.27 (6/24/2003)
122.63 (1/15/2006)
STONE RIPRAP
STONE HEADWALL
25 FT. WETLANDS
NO DISTURB ZONE
2021 WETLANDS LINE
PLANTED AREA & TREES
DISTURBED AREA
APPROX. EDGE OF WATER 6/24/2003
SMH RIM
NEW GENERATOR ON
CONCRETE PAD
W/2 BOLLARDS
50 FT. WETLANDS SETBACK LINE
100 FT. WETLANDS BUFFER ZONE
EXISTING ONE & TWO STORY STONE, GLASS & METAL PANEL BUILDING
#4 CORPORATE DRIVE SOUTH
FF=142.0± (ON CONCRETE)
CRUSHED STONE
CONC. BLOCK WALL
CRUSHED STONE APRON
CONC. PAD
CANOPY
CONC. RAMP
CUT STONE FACED RET. WALL
TYPICAL CONCRETE TRUCK DOCK PAVEMENT SECTION
TYPICAL PAVEMENT PATCH OVER TRENCH
TYPICAL MANHOLE FRAME & COVER SETTING DETAIL
TYPICAL CATCH BASIN FRAME & COVER SETTING DETAIL
FRONT ELEVATION
PLAN
TYPICAL TRENCH DETAIL FOR DRAIN PIPE
TYPICAL TRENCH DRAIN DETAIL
TYPICAL SUBDRAIN CLEANOUT DETAIL
STC 900 Precast Concrete Stormceptor (900 U.S. Gallon Capacity)
TYPICAL STORMCEPTOR STC-900
TYPICAL DRAIN MANHOLE DETAIL
TYPICAL SUBDRAIN DETAIL

LINDEN ENGINEERING PARTNERS LLC

PREPARED FOR:
IQHQ REAL ESTATE INVESTMENT TRUST
ATTN: MR. WILLIAM ASHTON
ONE BOSTON PLACE, 201 WASHINGTON STREET
BOSTON, MASSACHUSETTS 02108
TEL: (617) 314-7951

GENERATOR PAD PLAN AND SITE DETAILS
TRUCK LOADING AREA AND SITE IMPROVEMENTS
FOUR CORPORATE DRIVE
ANDOVER, MASSACHUSETTS

SHEET
6 OF 8

TYPICAL SEDIMENT SUMP/FILTRATION DAM DETAIL

NOT TO SCALE

1

TYPICAL CONCRETE ENCASEMENT DETAIL AT PIPE OR CONDUIT CROSSINGS

NOT TO SCALE

2

BARK MULCH AREAS

LOAM & SEED AREAS

TYPICAL RESTORATION SECTION FOR ALL NON-PAVED DISTURBED AREAS

NOT TO SCALE

3

NOTES AND SPECIFICATIONS

LINDEN ENGINEERING PARTNERS LLC

PREPARED FOR:
IQHQ REAL ESTATE INVESTMENT TRUST
ATTN: MR. WILLIAM ASHTON
ONE BOSTON PLACE, 201 WASHINGTON STREET
BOSTON, MASSACHUSETTS 02108
TEL: (617) 314-2951

SITE DETAILS AND SPECIFICATIONS
TRUCK LOADING AREA AND SITE IMPROVEMENTS
FOUR CORPORATE DRIVE
ANDOVER, MASSACHUSETTS

SHEET
7 OF 8

PLAN
SECTION A-A

PLAN

CHAIN LINK FENCE

CONCRETE BOLLARD
NOTES:

DETAILS FOR GENERATOR PAD, CO2 TANK PAD, CHAIN LINK FENCING AND BOLLARDS PREPARED FROM PLANS BY DPS/PARE CORPORATION, FOXBORO, MA

LINDEN ENGINEERING PARTNERS LLC

PREPARED FOR:
IQHQ REAL ESTATE INVESTMENT TRUST
ATTN: MR. WILLIAM ASHTON
ONE BOSTON PLACE, 201 WASHINGTON STREET
BOSTON, MASSACHUSETTS 02108
TEL: (617) 314-2951

SPECIFICATIONS
TRUCK LOADING AREA AND SITE IMPROVEMENTS
FOUR CORPORATE DRIVE
ANDOVER, MASSACHUSETTS

SHEET
8 OF 8

UPPER LEVEL

LOWER LEVEL

FIRE ALARM SYSTEM NOTES:

1. DESIGN INTENT: CONNECT NEW FIRE ALARM DEVICES TO EXISTING FIRE ALARM SYSTEM. NEW FIRE ALARM EQUIPMENT/DEVICES SHALL BE COMPATIBLE WITH THE EXISTING FIRE ALARM SYSTEM.

2. INTERCEPT EXISTING INITIATING CIRCUITRY WITHIN SPACE, AND EXTEND TO ACCOMMODATE NEW FIRE ALARM DEVICES.

   a) PROVIDE FIRE ALARM CIRCUITRY, (CONDUIT AND CONDUCTORS), IN ACCORDANCE WITH MANUFACTURER'S REQUIREMENTS TO FACILITATE CONNECTION OF NEW DEVICES TO THE EXISTING SYSTEM.

   b) NEW FIRE ALARM CIRCUITRY SHALL BE: WIRING – #14 AWG MINIMUM. ALL WIRING SHALL BE INSTALLED IN CONDUIT WHERE EXPOSED.

3. EXISTING NOTIFICATION CIRCUITRY SHALL BE MAINTAINED IN THE TENANT "Y" SPACE AS IT EXISTS – NO NEW WORK IS SCHEDULED AS PART OF THIS CONTRACT. THIS SPACE IS CURRENTLY UNOCCUPIED.

[F]◁ FIRE ALARM HORN/STROBE @ 6'–8" A.F.F.

[L]◁ FIRE ALARM, STROBE ONLY, @ 6'–8" A.F.F.

[F] FIRE ALARM PULL STATION @ 4'–0" AFF

(S) SMOKE DETECTOR – SIMPLEX ADDRESSABLE TO MATCH PANEL

Seal:

William J. Iannazzi, Inc.

Client:

Submission:

Revision:

Project:

4 Corporate Drive Andover, MA

Project No.: 214212

Scale: NTS

Title: FLOOR PLANS

Drawing No.: **E1**

ABBREVIATIONS

FIRE PROTECTION LEGEND

DIVISION 21 SCOPE NOTES

FIRE PROTECTION DRAWING LIST

INNOVATION PARK
POD 5 LOADING DOCK

FIRE PROTECTION LEGEND

F001

Ci

IQHQ

INNOVATION PARK
POD 5 LOADING DOCK

FIRE PROTECTION
SPECIFICATIONS

F002

INNOVATION PARK
POD 5 LOADING DOCK

FIRE PROTECTION SPECIFICATIONS

F003

Ci

IQHQ

wsp

INNOVATION PARK
POD 5 LOADING DOCK

FIRE PROTECTION GROUND FLOOR PLAN

F100

Ci

IQHQ

INNOVATION PARK
POD 5 LOADING DOCK

FIRE PROTECTION FIRST FLOOR PLAN

F101

1 SPRINKLER COVERAGE IN CONGESTED OPEN CEILING AREAS DETAIL

2 SURGE RESTRAINER DIAGRAM

3 SPRINKLER PIPE HANGER ASSEMBLY DETAIL

4 POSITIONING OF SPRINKLERS TO AVOID OBSTRUCTIONS TO DISCHARGE

5 CLEVIS - BAND HANGER & ROD INSTALLATION DETAIL AND SCHEDULE

6 TYPICAL METHODS OF SECURING HANGER RODS TO CONCRETE DECK DETAIL

Ci

IQHQ

INNOVATION PARK
POD 5 LOADING DOCK

FIRE PROTECTION DETAILS

F200

Ci

IQHQ

INNOVATION PARK
POD 5 LOADING DOCK

FIRE PROTECTION DEMOLITION PLANS

FD100

MECHANICAL LEGEND, ABBREVIATIONS, GENERAL NOTES & SPECIFICATIONS

ABBREVIATIONS—MECHANICAL

[illegible]

PIPING LEGEND

[illegible]

CONTROLS LEGEND

[illegible]

MISCELLANEOUS

[illegible]

GENERAL NOTES

[illegible]

DEMOLITION NOTES

[illegible]

DUCTWORK LEGEND

[illegible]

MECHANICAL DRAWING LIST

[illegible]	[illegible]
[illegible]	[illegible]
[illegible]	[illegible]
[illegible]	[illegible]
[illegible]	[illegible]

Ci

IQHQ

INNOVATION PARK
POD 5 LOADING DOCK

MECHANICAL LEGEND

M001

INNOVATION PARK
POD 5 LOADING DOCK

MECHANICAL SPECIFICATIONS

M002

Ci

IQHQ

INNOVATION PARK
POD 5 LOADING DOCK

MECHANICAL FLOOR PLANS

M100

DUCTLESS SPLIT SYSTEM HEAT PUMP

HP

[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]

2 DETAIL OF PIPING THRU ROOF (EXCLUDING STEAM RELIEF)

1 SPLIT SYSTEM PIPING COMPONENT DIAGRAM

INNOVATION PARK
POD 5 LOADING DOCK

MECHANICAL SCHEDULES & DETAILS

M200

Ci

IQHQ

INNOVATION PARK
POD 5 LOADING DOCK

MECHANICAL DEMOLITION PLANS

MD100

Ci

IQHQ

INNOVATION PARK
POD 5 LOADING DOCK

ABBREVIATIONS

[illegible]	[illegible]

LEGEND

[illegible]	[illegible]

PIPING LEGEND

[illegible]	[illegible]

MISCELLANEOUS

[illegible]	[illegible]

GENERAL NOTES

[illegible]

PLUMBING DRAWING LIST

[illegible]	[illegible]

PLUMBING LEGEND

P001

Ci

IQHQ

INNOVATION PARK
POD 5 LOADING DOCK

PLUMBING SPECIFICATIONS

P002

Ci

IQHQ

INNOVATION PARK
POD 5 LOADING DOCK

PLUMBING GROUND FLOOR PLAN

P100

INNOVATION PARK
POD 5 LOADING DOCK

PLUMBING FIRST FLOOR PLAN

P101

Ci

INNOVATION PARK
POD 5 LOADING DOCK

PLUMBING PART PLAN

P200

PLUMBING PUMP SCHEDULE

TAG	DESCRIPTION	LOCATION	GPM	FNS	TDH	MOTOR HP	MOTOR HZ	MOTOR V	MOTOR PH	MANUFACTURER & MODEL #	REMARKS
[illegible]	[illegible]	[illegible]	[illegible]	-	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]

NOTES:
[illegible]

TRAP AND INTERCEPTOR SCHEDULE

TAG	DESCRIPTION	MANUFACTURER	MODEL	LOCATION	REMARKS
[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]

NOTES:
[illegible]

1 OI-1 OIL INTERCEPTOR

2 ELEVATOR SUMP PUMP OIL INTERCEPTOR - PIPING CONNECTIONS DETAILS

Ci

IQHQ

INNOVATION PARK
POD 5 LOADING DOCK

PLUMBING SCHEDULES AND DETAILS

P300

Ci

IQHQ

INNOVATION PARK
POD 5 LOADING DOCK

PLUMBING
DEMOLITION PLANS

PD100

EXHIBIT “B”

APPROVED CONSTRUCTION SCHEDULE

EXHIBIT "B"

WINDOVER CONSTRUCTION

[illegible] Loading Dock [illegible] Schedule 6.30.2021

innovation park

ID	Task Name	Duration	Start	Finish	Predecessors	Successors
58	BUILD ELEVATOR SHAFT	13 days	Fri 8/6/21	Thu 8/26/21	[illegible]	59
59	BUILD MACHINE ROOM	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]
60	POWER AND MEPS TO MACHINE ROOM	15 days	Wed 9/8/21	Tue 9/28/21	59	61
61	INSTALL	20 days	Wed 9/29/21	Tue 10/26/21	[illegible]	[illegible]
62	ARCH FINISHES	3 wks	[illegible]	Mon 11/15/21	[illegible]	63
63	FINAL INSTALL & PUNCH LIST	10 days	Tue 11/16/21	Wed 12/1/21	[illegible]	112
64	**SITE WORK**	**68 days**	**Wed 6/30/21**	**Tue 10/5/21**		
65	SALVAGE EXISTING LIGHT POLES	1 day	Wed 6/30/21	Wed 6/30/21	[illegible]	[illegible]
66	DEMO/SALVAGE EXISTING TREES	1 day	Thu 7/1/21	Thu 7/1/21	[illegible]	[illegible]
67	CUT/CAP EXISTING IRRIGATION	2 days	Thu 7/1/21	Fri 7/2/21	[illegible]	[illegible]
68	TBD DEMO EXISTING RETAINING WALL	5 days	Fri 7/2/21	Fri 7/9/21	[illegible]	[illegible]
69	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]
70	EXCAVATE FOR LOADING DOCK AND WALL	5 days	Mon 7/19/21	Fri 7/23/21	[illegible]	[illegible]
71	FORM/REINFORCE/PLACE RAMP/WALKWAY	4 days	Mon 7/26/21	Thu 7/29/21	[illegible]	[illegible]
72	PREP/PLACE STAIRS	3 days	Fri 7/30/21	Tue 8/3/21	[illegible]	[illegible]
73	INSTALL GUARDRAILS	2 days	Fri 7/30/21	Mon 8/2/21	[illegible]	[illegible]
74	INSTALL GRANITE @ LOADING DOCK WALL	5 days	Fri 8/13/21	Thu 8/19/21	[illegible]	[illegible]
75	INSTALL CURBING	2 days	Thu 7/1/21	Fri 7/2/21	[illegible]	76
76	GRADE/PREP SITE FOR PAVING	2 days	Tue 9/21/21	Wed 9/22/21	[illegible]	77
77	FINAL PAVE/STRIPE ROADWAY & LOADING	2 days	Thu 9/23/21	Fri 9/24/21	[illegible]	[illegible]
78	LANDSCAPING	5 days	Mon 9/27/21	Fri 10/1/21	[illegible]	79
79	INSTALL SITE SIGNAGE	2 days	Mon 10/4/21	Tue 10/5/21	[illegible]	[illegible]
80	**EXTERIOR**	**76 days**	**Wed 6/30/21**	**Fri 10/15/21**		
81	**DEMO**	**76 days**	**Wed 6/30/21**	**Fri 10/15/21**		
82	**ELECTRICAL MAKE SAFE/ (BROTHERS)**	2 days	Wed 6/30/21	Thu 7/1/21	[illegible]	[illegible]
83	**INTERIOR DEMO (BY OTHERS) CASEWORK**	2 days	Fri 7/2/21	Tue 7/6/21	[illegible]	[illegible]
84	DEMO LIFT FLOOR SLAB	3 days	Wed 7/7/21	Fri 7/9/21	[illegible]	[illegible]
85	CUT OPEN ROOF	5 days	Mon 7/12/21	Fri 7/16/21	[illegible]	[illegible]
86	**DEMO EXISTING WINDOWS, CURTAINWALL**	[illegible]	Fri 7/30/21	Tue 8/3/21	[illegible]	[illegible]
87	CURTAIN WALL MODIFICATIONS	3 days	Wed 8/4/21	Fri 8/6/21	[illegible]	[illegible]
88	**CONSTRUCTION**	**64 days**	**Mon 7/19/21**	**Fri 10/15/21**		
89	STRUCTURAL STEEL	5 days	Mon 7/19/21	Fri 7/23/21	[illegible]	[illegible]
90	DECKING	4 days	Mon 7/26/21	Thu 7/29/21	[illegible]	[illegible]
91	PLACE CONCRETE FLOORING	2 days	Fri 7/30/21	Mon 8/2/21	[illegible]	
92	ROOFING	3 days	Fri 7/30/21	Thu 8/5/21	[illegible]	[illegible]
93	INTERIOR & EXTERIOR FRAMING	12 days	Fri 8/6/21	Mon 8/23/21	[illegible]	[illegible]
94	MEP ROUGH	10 days	Tue 8/24/21	Tue 9/7/21	[illegible]	[illegible]
95	INWALL INSPECTION	1 day	Wed 9/8/21	Wed 9/8/21	[illegible]	[illegible]
96	DRYWALL/SHAFT WALL	20 days	Thu 9/9/21	Wed 10/6/21	[illegible]	[illegible]
97	EXTERIOR SHEATHING	7 days	Tue 8/24/21	Wed 9/1/21	[illegible]	[illegible]
98	EXTERIOR MASONRY CLADDING	14 days	Thu 9/2/21	Wed 9/22/21	[illegible]	[illegible]
99	INSTALL MAIN DOOR	4 days	Thu 10/7/21	Tue 10/12/21	[illegible]	[illegible]
100	INSTALL OVERHEAD DOORS	7 days	Thu 9/2/21	Mon 9/13/21	[illegible]	[illegible]
101	INSTALL LOADING DOCK EQUIPMENT	5 days	Tue 9/14/21	Mon 9/20/21	[illegible]	[illegible]
102	INSTALL SECURITY & LIGHTING DEVICES	3 days	Wed 10/13/21	Fri 10/15/21	[illegible]	103
103	CONSTRUCTION COMPLETE	0 days	Fri 10/15/21	Fri 10/15/21	[illegible]	[illegible]
104	**CLOSE OUT**	**41 days**	**Mon 10/18/21**	**Thu 12/16/21**		
105	**PUNCH LIST**	**7 days**	**Mon 10/18/21**	**Tue 10/26/21**		
106	CREATE AND DISTRIBUTE PUNCH LIST	3 days	Mon 10/18/21	Tue 10/19/21	[illegible]	107
107	PERFORM PUNCH LIST WORK	5 days	Wed 10/20/21	Tue 10/26/21	106	108
108	PUNCH LIST COMPLETE	0 days	Tue 10/26/21	Tue 10/26/21	107	[illegible]
109	**FINAL INSPECTIONS**	**36 days**	**Wed 10/27/21**	**Thu 12/16/21**		
110	ELECTRICAL FINAL	2 days	Wed 10/27/21	Thu 10/28/21	108	111
111	BUILDING FINAL	2 days	Fri 10/29/21	Mon 11/1/21	[illegible]	113
112	ELEVATOR STATE TEST & INSPECTION	10 days	Thu 12/2/21	Wed 12/15/21	[illegible]	113
113	INSPECTIONS COMPLETE	0 days	Wed 12/15/21	Wed 12/15/21	[illegible]	114
114	CERTIFICATE OF OCCUPANCY ISSUED	1 day	Thu 12/16/21	Thu 12/16/21	113	

[illegible]
Page 2 of 2

EXHIBIT "B"

EXHIBIT “C”

APPROVED CONSTRUCTION PRICING

5/20/2021 10:49 AM

Category Code	Category	Budget
100-004	Construction Contingency	44,646.00
110-002	Construction Management Overhead & Profit	62,111.00
110-004	General Requirements	31,840.00
110-006	General Conditions	299,860.00
110-008	General Insurance	19,927.00
110-076	Construction Permits	13,714.00
111-001	Architectural Design & Engineering - SD	28,300.00
111-002	Architectural Design & Engineering - DD	10,000.00
111-003	Architectural Design & Engineering - CD	24,600.00
111-004	Architectural Design & Engineering - CA	12,200.00
111-006	Architectural Design & Engineering - Expenses	500.00
111-017	Project Management Services	49,645.00
111-023	Geotechnical & Environmental Consultant	17,500.00
111-033	Water Proofing & Structural Engineering	90,400.00
111-035	Site/ Civil Engineering Consultant	28,000.00
111-037	Site/ Civil Engineering - Expenses	2,800.00
120-006	Selective Demolition	92,320.00
120-021	Earthwork	231,017.00
120-069	Landscaping	31,885.00
130-020	Cast-in-Place Concrete	68,089.00
140-020	Masonry	106,040.00
150-005	Structural Steel	121,025.00
160-005	Rough Carpentry	23,320.00
170-022	Fireproofing	5,000.00
170-056	Roofing	26,500.00
170-076	Sealants	9,000.00
180-001	Doors, Frames, & Hardwares	7,445.00
180-060	Glass Glazing	15,950.00
190-078	Interior Finishes	106,566.00
210-040	Loading Dock Equipment	89,072.00
240-015	Elevators	83,325.00
250-010	Fire Protection	6,020.00
250-015	Plumbing	17,620.00
250-030	HVAC	13,530.00
260-005	Electrical	89,070.00
Grand Total		1,878,837.00

EXHIBIT "C"

EXHIBIT “D”

[SEE ATTACHED]

249860823 v10

EXHIBIT "D"

covenants, conditions and provisions of this Lease to be kept, observed and performed by Tenant, (B) the term “Tenant” as used in this Lease shall mean and include each of them jointly and severally, and (C) the act of or notice from, or notice or refund to, or the signature of, any one or more of them, with respect to the tenancy of this Lease, including, but not limited to, any renewal, extension, expiration, termination or modification of this Lease, shall be binding upon each and all of the persons or entities executing this Lease as Tenant with the same force and effect as if each and all of them had so acted or so given or received such notice or refund or so signed.

(ii) If Tenant is a partnership (or is comprised of two or more persons, individually and as co-partners of a partnership) or if Tenant's interest in this Lease shall be assigned to a partnership (or to two or more persons, individually and as co-partners of a partnership) pursuant to Article 15 hereof (any such partnership and such persons hereinafter referred to in this Section 30(q)(ii) as “Partnership Tenant”), the following provisions of this Lease shall apply to such Partnership Tenant:

(A) The liability of each of the parties comprising Partnership Tenant shall be joint and several.

(B) Each of the parties comprising Partnership Tenant hereby consents in advance to, and agrees to be bound by, any written instrument which may hereafter be executed, changing, modifying or discharging this Lease, in whole or in part, or surrendering all or any part of the Premises to the Landlord, and by notices, demands, requests or other communication which may hereafter be given, by the individual or individuals authorized to execute this Lease on behalf of Partnership Tenant under Subparagraph (p) above.

(C) Any bills, statements, notices, demands, requests or other communications given or rendered to Partnership Tenant or to any of the parties comprising Partnership Tenant shall be deemed given or rendered to Partnership Tenant and to all such parties and shall be binding upon Partnership Tenant and all such parties.

(D) If Partnership Tenant admits new partners, all of such new partners shall, by their admission to Partnership Tenant, be deemed to have assumed performance of all of the terms, covenants and conditions of this Lease on Tenant's part to be observed and performed.

(E) Partnership Tenant shall give prompt notice to Landlord of the admission of any such new partners, and, upon demand of Landlord, shall cause each such new partner to execute and deliver to Landlord an agreement in form reasonably satisfactory to Landlord, wherein each such new partner shall assume performance of all of the terms, covenants and conditions of this Lease on Partnership Tenant's part to be observed and performed (but neither Landlord's failure to request any such agreement nor the failure of any such new partner to execute or deliver any such agreement to Landlord shall terminate the provisions of clause (D) of this Section 30(q)(ii) or relieve any such new partner of its obligations thereunder).

(r) Intentionally Deleted.

(s) Confidentiality. Landlord and Tenant each acknowledges that the content of this Lease and any related documents are confidential information. Landlord and Tenant each shall keep such confidential information strictly confidential and shall not disclose such confidential information to any person or entity other than as required by applicable law (e.g. 8-K and 10-K filings) or to the party's financial, legal, space planning consultants, any proposed Transferees, and, with respect to the relevant provisions, Tenant's contractors.

(t) Governing Law. This Lease shall be governed by and construed in accordance with the laws of the Commonwealth of Massachusetts. No conflicts of law rules of any state or country (including, without limitation, Massachusetts conflicts of law rules) shall be applied to result in the application of any substantive or procedural laws of any state or country other than Massachusetts. All controversies, claims, actions or causes of action arising between the parties hereto and/or their respective successors and assigns, shall be brought, heard and adjudicated by the courts of the Commonwealth of Massachusetts, with venue in the county in which the Project is located. Each of the parties hereto hereby consents to personal jurisdiction by the courts of the Commonwealth of Massachusetts in connection with any such controversy, claim, action or cause of action, and each of the parties hereto consents to service of process by any means authorized by Massachusetts law and consent to the enforcement of any judgment so obtained in the courts of the Commonwealth of Massachusetts on the same terms and conditions as if such controversy,